As filed with the Securities and Exchange Commission on June 1, 2004
Securities Act File No. 2-88566
Investment Company Act File No. 811-4255
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 46	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 46	[X]

(Check appropriate box or boxes)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor, New York, New York 10158-0006
(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 476-8800

Peter E. Sundman, Chief Executive Officer
c/o Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0006
(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)
[ ]	Immediately upon filing pursuant to paragraph (b)	[ ]	on ___________ pursuant to paragraph(b)

[ ]	60 days after filing pursuant to paragraph (a)(1), or	[ ]	on ___________ pursuant to paragraph (a)(1)

[X]	75 days after filing pursuant to paragraph (a)(2) or	[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485

Neuberger Berman

Advisers Management Trust

PROSPECTUS --------, 2004

S CLASS SHARES

High Income Bond Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

High Income Bond Portfolio

YOUR INVESTMENT

Buying and Selling Fund Shares

Share Prices

Fund Structure

Distributions and Taxes

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed money market portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2004 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust High Income Bond Portfolio

GOAL & STRATEGY

The fund seeks high total returns consistent with capital preservation.

To pursue this goal, the fund normally invests primarily in a diversified portfolio of intermediate-term, high-yield corporate bonds of U. S. issuers (including those sometimes known as "junk bonds") with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody`s Investors Service, Inc. ("Moodys"), or "BBB+" to "B-" by Standard & Poor`s ("S&P"), or unrated bonds deemed by Neuberger Berman Management Inc. to be of comparable quality. Most of these bonds are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or fail to comply with the other terms of the contract over a period of time.

The fund focuses on high-yield bonds with a target yield of 300-500 basis points above the U.S. Treasury security of corresponding maturity, and seeks to maintain an average credit quality of "Ba3" by Moody`s or "BB-" by S&P by concentrating on the middle to high end of the non-investment-grade spectrum. The fund invests its assets in a broad range of issuers and industries. The fund`s portfolio normally expects to have an assumed dollar-weighted average maturity between five and seven years. The fund manages credit risk and minimizes interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate-term maturities. Depending on market and issuer specific conditions, the fund generally sells any bonds within a reasonable period of time after they fall below "B3" by Moody`s or "B-" by S&P.

The fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up primarily of intermediate-term, high-yield corporate bonds of U. S. issuers of the credit quality in which the fund invests.

High-Yield Bonds

"High-yield bonds" are fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality. These securities typically offer investors higher yields than other fixed income securities. The higher yields are justified by the weaker credit profiles of high yield issuers as compared to investment grade issuers. High-yield bonds include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

The fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. It will not alter this policy without providing shareholders at least 60 days` advance notice.

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Debt Securities

Debt securities differ in their interest rates and maturities, among other factors. The fund managers` expectations as to future changes in interest rates will influence the maturity of the debt securities comprising the fund`s portfolio. For example, if the fund managers expect interest rates to rise they may invest more heavily in bonds with shorter maturities, with the intention of benefiting the fund from purchases of longer-term bonds after rates have risen. Conversely, if the fund managers expect interest rates to fall, they may invest more heavily in bonds with longer maturities, with the intention of taking advantage of the high rates then available. Under normal market conditions, the fund managers anticipate that the fund`s portfolio will have an assumed dollar-weighted average maturity between five and seven years. By maintaining such a maturity, over the course of a year the fund managers can reinvest approximately 20% of the fund`s capital at current rates, reducing potential volatility in a changing interest rate environment.

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MAIN RISKS

Much of the fund's performance depends on what happens in the high yield bond market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on lower-rated bonds, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price and yield than investment-grade bonds fall in price during times when the economy is weak or is expected to become weak be difficult to sell at the time and price the fund desires

require a greater degree of judgment to establish a price

The value of the fund`s shares will fluctuate in response to:

changes in interest rates; although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment-grade bonds, generally when interest rates decline, the value of the fund`s investments will rise; conversely, when interest rates rise, the value of the fund`s investments will decline; as a general matter, the longer the maturity of the portfolio, the greater is the effect of interest rate change changes in the actual and perceived creditworthiness of the issuers of the fund`s investments social, economic or political factors

factors affecting the industry in which a particular issuer operates, such as competition or technological advances factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead

The fund will invest in bonds rated below investment grade. High yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, the fund may engage in active and frequent trading to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences.

Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the fund`s performance.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

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Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect fund performance if interest rates, or the derivatives, do not perform as expected.

Foreign securities could add to the ups and downs in the fund`s share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high quality short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

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PERFORMANCE OF A SIMILAR FUND

Because the fund had not commenced investment operations as of December 31, 2003, it does not have performance to report in this prospectus.

However, the fund has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same managers as another mutual fund managed by Neuberger Berman Management Inc. called the Neuberger Berman High Income Bond Fund. The bar chart shows how the performance of Investor Class Shares of the Neuberger Berman High Income Bond Fund has varied from one year to another. The following table shows average annual total returns for the Neuberger Berman High Income Bond Fund, assuming reinvestment of all distributions, as well as the Lehman Brothers Intermediate Ba High Yield Index, which is pertinent to the Neuberger Berman High Income Bond Fund. This performance information does not reflect insurance product or qualified plan expenses or distribution (12b-1) and services fees. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q1 '01, 4.50%Worst quarter: Q3 '98, -2.45%

Average Annual Total % Returns as of 12/31/2003
	1 Year	5 Years	Since 4/1/1996*	10 Years
Neuberger Berman High Income Bond Fund - Investor Class	11.82	7.26	7.77	7.64
Lehman Brothers Intermediate BaHigh Yield Index	17.68	6.42	7.43	7.75
Index Description:The Lehman Brothers Intermediate Ba High Yield Index is an unmanaged index composed of Ba rated bonds with maturities of less than 10 years.

*This fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). Prior to September 7, 2002, the total return and year-by-year return data reflects performance of the Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002 and the performance of Lipper Fund`s predecessor partnership for the period January 1, 1993 through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund`s predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund`s Premier Class Shares. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Lipper Fund, which were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940 ("1940 Act"), the fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which Lipper Fund`s predecessor partnership was not subject. Had Lipper Fund`s predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Internal Revenue Code, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown. The Lipper Fund was registered under the 1940 Act as of April 1, 1996.

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Performance Information

The performance of Neuberger Berman High Income Bond Fund reflects that fund`s expense ratio, and does not reflect any expenses or charges that apply to variable contracts, qualified plans, or distribution (12b-1) and service fees. Insurance expenses and charges and distribution (12b-1) and service fees would reduce performance. Although the objective, policies, limitations and strategies of the fund are substantially similar to that of Neuberger Berman High Income Bond Fund, the portfolio is a distinct mutual fund and may have different investment returns, portfolio holdings, and risk/return characteristics than Neuberger Berman High Income Bond Fund. The historical performance of Neuberger Berman High Income Bond Fund is not indicative of future performance of the fund.

The performance representation relies on data supplied by Neuberger Berman Management Inc. or derived by Neuberger Berman Management Inc. from statistical services, reports or other sources it believes to be reliable.

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INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees		None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
Management fees
Plus:	Distribution (12b-1) fees
Other expenses
Equals:	Total annual operating expenses

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Expenses	$	$

*The figures in the table are based on a net asset size of $25 million.

MANAGEMENT

Wayne Plewniak, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, is the portfolio manager of the fund and Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group. He has managed the fund`s assets since 2002. He managed Lipper High Income Bond Fund, the fund`s predecessor, from its inception in 1992 to 2002.

Daniella Coules and Robert S. Franklin are Vice Presidents of Neuberger Berman Management Inc., Managing Directors of Neuberger Berman, LLC and Portfolio Managers in the Neuberger Berman High Yield Fixed Income Group. They have provided assistance in managing the fund since 2002. Ms. Coules had been a Vice President of The Lipper Funds, Inc. and a Fixed Income Analyst at Lipper & Company, LP, since 1998 and prior to that time was a research analyst at two investment firms. From 1997 to 1999, Mr. Franklin was vice president and high yield research analyst for a prominent investment firm and from 1988 to 1997 was a vice president and senior credit analyst for a major credit rating agency. From 2001 to 2002, he managed the Neuberger Berman High Yield Bond Fund.

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Neuberger Berman Management Inc. is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage over $70.5 billion in total assets (as of 12/31/2003) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2003, the management/administration fees paid to Neuberger Berman Management Inc. were -----% of average net assets.

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FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the fund was new and had no financial highlights to report.

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Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any exchange or investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders change, suspend, or revoke the exchange privilege

suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The exchange privilege can be withdrawn from any investor that Neuberger Berman Management Inc. believes is trying to "time the market" or is otherwise making exchanges that Neuberger Berman Management Inc. believes to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. Neuberger Berman Management Inc. may seek the cooperation of insurance companies or qualified plan administrators in attempting to limit excessive exchanges by variable contract owners or qualified plan participants and the fund will also cooperate with efforts by insurance companies and plan administrators to limit excessive exchanges in their products. In its efforts to limit excessive exchanges, it is the fund's policy to limit excessive exchanges in a manner that applies to all investors consistently with no favorable treatment to any individual or group; however, there can be no assurance that the fund or Neuberger Berman Management Inc. will eliminate all excessive short-term trading or apply its policies to all shareholders consistently since the fund and Neuberger Berman Management Inc. do not deal directly with variable contract owners or plan participants.

Because the fund is offered to different insurance companies and for different types of variable contracts — annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

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SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In certain cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

FUND STRUCTURE

While Neuberger Berman Management Inc. and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

12

Distributions — The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in October. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed — Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations — The fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a qualified regulated investment company, the fund is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the fund's intention to distribute all such income and gains.

Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to regulated investment companies. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences - for example, some of the income earned by the fund could generate a current tax liability. Accordingly, the fund intends to comply with the diversification requirements of Section 817(h) of the Code for variable contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the fund to the insurance company's separate accounts. Under the relevant regulations, a fund is deemed adequately diversified if (i) no more than 55% of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that would somewhat reduce investment performance.

In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the fund and you. Please refer to the Statement of Additional Information for more information about the tax status of the fund. You should consult the prospectus for your variable contract or with your tax adviser for information regarding taxes applicable to the variable contract.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management Inc. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

13

Distribution and Services

Class S shares of the fund have a Distribution and Shareholder Services Plan (also known as a "12b-1 plan") that provides for payment to Neuberger Berman Management Inc. of a fee in the amount of 0.25% ("12b-1 fee") per year of the fund's assets. The 12b-1 fee compensates Neuberger Berman Management Inc. for distribution and shareholder services to the fund. Because these fees are paid out of the fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges (which the fund does not have).

Neuberger Berman Management Inc. may, in turn, pay all or a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the fund to current and prospective variable contract owners and qualified plan participants that invest in the fund through the intermediaries. These services may include providing information about the fund, teleservicing support, and delivering fund documents, among others. Payment for these services may help promote the sale of the fund`s shares. Neuberger Berman Management Inc. may also use its own resources, including revenues from other fees paid to Neuberger Berman Management Inc. from the fund, to pay expenses for services primarily intended to result in the distribution of the fund's shares. Amounts paid to intermediaries may be greater or less than the 12b-1 fee paid to Neuberger Berman Management Inc. under the Distribution and Shareholder Services Plan. These payments may encourage intermediaries participating in the fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the fund's shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the fund's shares.

14

Neuberger Berman Advisers Management Trust

High Income Bond Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services

800.877.9700

Institutional Services

800.366.6264

www.nb.com

------ 08/04 SEC file number: 811-4255

STATEMENT OF ADDITIONAL INFORMATION
Neuberger Berman High Income Bond Portfolio
S Class Shares

DATED ____________, 2004

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

Neuberger Berman High Income Bond Portfolio (the "Fund") is a mutual fund that offers S Class Shares pursuant to a Prospectus dated _______________, 2004 (the "Prospectus"). The Prospectus provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. ©2004 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS

INVESTMENT INFORMATION

Investment Policies and Limitations

Cash Management and Temporary Defensive Positions

Additional Investment Information

Risks of Equity Securities

CERTAIN RISK CONSIDERATIONS

PERFORMANCE INFORMATION

Average Annual Total Return Computations

PERFORMANCE INFORMATION

Yield Calculations

Total Return Computations

TRUSTEES AND OFFICERS

Information about the Board of Trustees

Information about the Officers of the Trust

The Board of Trustees

Ownership of Securities

Independent Trustees Ownership of Securities

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Management and Administration Fees

Expense Limitations

Management and Control of NB Management and Neuberger Berman

Sub-Adviser

Board Consideration of the Management and Sub-Advisory Agreements

Investment Companies Advised

i

DISTRIBUTION ARRANGEMENTS

Distributor

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

Suspension of Redemptions

Redemptions in Kind

Market Timing

DIVIDENDS AND OTHER DISTRIBUTIONS

ADDITIONAL TAX INFORMATION

Taxation of the Fund

PORTFOLIO TRANSACTIONS

CODES OF ETHICS

PORTFOLIO TURNOVER

PROXY VOTING

REPORTS TO SHAREHOLDERS

INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND
OTHER MATTERS

The Fund

CUSTODIAN AND TRANSFER AGENT

INDEPENDENT AUDITORS

LEGAL COUNSEL

REGISTRATION STATEMENT

FINANCIAL STATEMENTS

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

ii

INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Advisers Management Trust ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and organized on May 23, 1994. The Fund offers one Class of shares designated as Class S shares.

The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented; or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations

Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

With respect to the limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

The fundamental investment policies and limitations of the Fund are as follows:

1. Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. This restriction shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments.

3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration. The Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to  U.S. Government and Agency Securities.

5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

6. Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

7. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the Commission has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the Commission will not raise senior securities issues under the 1940 Act.

The following investment policies and limitations are non-fundamental:

1. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

2. Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

3. Lending. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

4. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. Bonds and Other Debt Securities. The Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders.

[The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.]

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which the Fund normally invest.

Additional Investment Information

The Fund may make the following investments, among others. The principal strategies of the Fund are also discussed in the Prospectus. The Fund will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

General Obligation Bonds. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Notes. Municipal notes include the following:

1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or GNMA.

6. Tax-exempt commercial paper is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7. Pre-refunded and "escrowed" municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Policies and Limitations. Except as otherwise provided in the Prospectus and this SAI, the Fund's investment portfolio may consist of any combination of the types of municipal obligations described in the Prospectus or in this SAI. The proportions in which the Fund invests in various types of municipal obligations will vary from time to time. The Fund may invest in municipal obligations but has no current intention of doing so.

U.S. Government and Agency Securities. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as "Student Loan Marketing Association"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are

supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

Policies and Limitations. Under normal circumstances, the Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities.

Inflation-Indexed Securities. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

Illiquid Securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

Policies and Limitations. The Fund may invest up to 15% of its net assets in illiquid securities.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; the Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

Securities Loans. The Fund may not lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

Policies and Limitations. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

Banking and Savings Institution Securities. These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer.

For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

Money Market Funds. The Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Policies and Limitations. For cash management purposes, the Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. The Fund does not have any current intention to make use of this authority. Otherwise, the Fund's investment in securities of other investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

Other Investment Companies. The Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations. The Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

Real Estate-Related Instruments. Real estate-related instruments include shares of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code") and failing to maintain exemption from the 1940 Act.

The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

Policies and Limitations. The Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

U.S. Dollar-Denominated Foreign Debt Securities. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

Policies and Limitations. These investments are subject to the Fund's quality, maturity, and duration standards.

Foreign Currency Denominated Securities. Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Policies and Limitations. The Fund may invest up to 25% of its net assets in foreign securities denominated in or indexed to foreign currencies and American Depositary Receipts ("ADRs") on such securities. Within that limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency. The Fund invests in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

American Depositary Receipts. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

Policies and Limitations. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of the Fund's net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund's 25% limit on foreign securities denominated in foreign currencies.

Dollar Rolls. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings.

When-Issued and Delayed Delivery Transactions. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

Policies and Limitations. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued or delayed delivery purchases.

Options and Forward Contracts. As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

Futures Contracts and Options Thereon. The Fund may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

"Margin" with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's Futures positions. The margin deposit made by the Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of Futures Contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Policies and Limitations. The Fund may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Fund engages in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in Futures or options thereon for speculation.

Call Options on Securities. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. When writing call options, the Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

Policies and Limitations. The Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund may write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the Fund).

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) that Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options on Securities Indices and Other Financial Indices. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Forward Foreign Currency Contracts. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations. The Fund does not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

Combined Transactions. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument (as defined below) as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

Regulatory Limitations on Using Futures, Options on Futures, Options on Securities, Securities Indices and Foreign Currencies, and Forward Contracts (collectively, "Hedging Instruments"). To the extent the Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

Cover for Hedging Instruments. The Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

Policies and Limitations. The Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

General Risks of Hedging Instruments. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that the Fund's use of Hedging Instruments will be successful.

The Fund's use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of the Fund."

The Fund is not obligated to use any Hedging Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Indexed Securities. The Fund may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

Zero Coupon, Step Coupon and Pay-in-Kind Securities. The Fund may invest in zero coupon securities, step coupon securities, and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -- Taxation of the Fund."

The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, the Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

Policies and Limitations. The Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated by at least one rating agency as BBB/Baa or lower, or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending.

Direct Debt Instruments. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

Policies and Limitations. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Policies and Limitations. Securities convertible into common stock are not subject to the Fund's 20% limitation on equity securities.

Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Policies and Limitations. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

Warrants. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Policies and Limitations. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund's operations.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Fixed Income Securities. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Ratings of Fixed Income Securities

As discussed in the Prospectuses, the Fund may purchase securities rated by S&P, Moody's, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. Depending on market and issuer-specific conditions, the Fund will generally sell any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time.

Duration and Maturity

Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

Risks of Equity Securities

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Convertible securities are not counted toward the Fund's 20% limit on equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

PERFORMANCE INFORMATION

The Fund's performance may be quoted in advertising in terms of yield or total return if accompanied by performance of an insurance company's separate account. The Fund's performance figures are based on historical earnings and are not intended to indicate future performance. The share price yield and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than the original purchase price. Performance information does not reflect insurance product or qualified plan expenses.

Yield Calculations.

The Fund may advertise its "yield" based on a 30-day (or one-month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

Total Return Computations.

The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P (1 + T)n = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. Of course, past performance cannot be a guarantee of future results. These calculations assume that all dividends and distributions are reinvested.

NB Management may waive a portion of its fee or reimburse the Fund for certain expenses, which has the effect of increasing total return.

Average annual total returns quoted for the Fund include the effect of deducting the Fund's expenses, but do not include insurance-related charges and other expenses attributable to any particular insurance product. Since you can only purchase shares of the Fund through a variable annuity, variable life insurance contract and/or a Qualified Plan you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Fund's performance to that of other mutual funds.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees
Independent Trustees Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (74)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Investment Advisors (registered investment adviser) (1993-January 1999) formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	38	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.
Faith Colish (68)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	38	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
Walter G. Ehlers (71)	Trustee since 1989	Consultant; Retired President and Trustee, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	38	None.

C. Anne Harvey (66)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; formerly Director, AARP, 1978 to December 2001.	38

Formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; formerly, Member, American Savings Education Council's Policy Board (ASEC),1998-2000; formerly, Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (71)	Trustee since 2000	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation), May 2002 until April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	38	None.
Robert A. Kavesh (76)	Trustee since 2000	Marcus Nadler Professor of Finance and Economics Emeritus, New York University, Stern School of Business.	38	Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals) since 1978; Director, The Caring Community (not-for-profit).
Howard A. Mileaf (67)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	38

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater), since 2000; formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

William E. Rulon (71)	Trustee since 2000	Retired. Formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	38	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; formerly, Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T Ryan (72)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	38

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (54)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; and Executive Vice President--Retail Brokerage, .. Charles Schwab Investment Management from 1994 to 1997.	38

Director, H&R Block, Inc. (financial services company), since May 2001; Director, Forward Management, Inc. (asset management), since 2001; formerly, Director General Magic (voice recognition software), November 2001 until 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003; Director, Offroad Capital Inc. (pre-public internet commerce company)

Candace L. Straight (56)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector) 1998 until December 2002.	38

Director, The Performance Insurance Company (personal lines property and casualty insurance company), since March 2004; Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (59)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; formerly, President, Ford Life Insurance Company, April 1995 until August 1997.	38	None.

Trustees who are "Interested Persons"
Edward I. OBrien* (75)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	38	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993-1999.
Jack L. Rivkin* (63)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Executive Vice President and Chief Investment Officer, Neuberger Berman, since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc. from September 1995 to February 2002; Executive Vice President, Citigroup Inc. from September 1995 to February 2002..	38

Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate, Inc.. (private company) since 1997; Director, Broadway Television Network (private company) since 2000.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	38	Director, Neuberger Berman Inc. (holding company) from October 1999 through March 2003; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Claudia A. Brandon (47)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; formerly, Vice President, NB Management from 1986 to 1999; Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (four since 2002, three since 2003, and one since 2004).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; formerly, Controller, NB Management until 1996; formerly, Treasurer, NB Management from 1996 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, and one since 2004).

Brian J. Gaffney (50)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; formerly, Vice President, NB Management from 1997 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, and one since 2004).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1991 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, and one since 2004).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1993 to 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, and one since 2004).

John M. McGovern (34)	Assistant Treasurer since 2002

Vice President, Neuberger Berman since January 2004; Employee, NB Management since 1993; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, and one since 2004).

Barbara Muinos (45)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; formerly, Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, and one since 2004); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 until 2003; formerly, Vice President, NB Management from 1995 until 1999; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, and one since 2004).

Trani Jo Wyman (34)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, and one since 2004).

_______________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Fund's policy that at least two-thirds of the Board of Trustees shall be comprised of Independent Trustees. The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee's purposes are generally (a) to oversee the Fund's accounting and financial reporting processes, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (e) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. During the fiscal year ended 12/31/03, the Committee met 4 times.

Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust's Codes of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees. Its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O'Brien. All members except for Mr. O' Brien are Independent Trustees. During the fiscal year ended 12/31/03, the Committee met 2 times. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Candace L. Straight. During the fiscal year ended 12/31/03, the Committee did not meet.

Executive Committee. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Messrs. O'Brien, Rivkin and Sundman are Independent Trustees. During the fiscal year ended 12/31/03, the Committee did not meet.

Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Trustees; its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman) and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 12/31/03, the Committee met 3 times.

Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Inc. to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Fund's trades and the consideration given to alternative trading systems. The Committee is composed entirely of Independent Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 12/31/03, the Committee met 2 times.

Pricing Committee. The Pricing Committee oversees the procedures for pricing the Fund's securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon and Tom D. Seip. All members except for Mr. O'Brien and Mr. Rivkin are Independent Trustees. During the fiscal year ended 12/31/03, the Committee did not meet.

Insurance Committee. The Insurance Committee is consulted about life insurance companies under consideration as candidates to utilize Neuberger Berman Advisers Management Trust shares prior to entry into any agreements. In addition, its members are consulted by the Trust's officers and NB Management in the event a user insurance company encounters financial difficulties so as to determine the effect on the Trust and the possibility that the insurance company's separate account assets would be withdrawn from the Trust. Its members are Walter G. Ehlers, Barry Hirsch, Robert A. Kavesh, Candace L. Straight and Peter P. Trapp. During the fiscal year ended 12/31/03, the Committee did not formally meet but considered information regarding several companies throughout close of the fiscal year that were ratified and/or approved by the full Board based on Committee recommendations.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Trustees who are not managing directors, officers or employees of NB Management, Neuberger Berman and/or the participating life insurance companies or any of their affiliates are paid Trustees' fees. For the year ended December 31, 2003, a total of $277,174 in fees was paid to the Trustees as a group by the Trust and a total of $975,500 in fees was paid to the Trustees as a group by the fund complex.

The following table sets forth information concerning the compensation of the trustees of the Trust. The Trust does not have any retirement plan for its trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 12/31/03

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$20,221	$72,000
Faith Colish Trustee	$20,041	$70,000
Walter G. Ehlers Trustee	$20,221	$72,000
C. Anne Harvey Trustee	$20,041	$70,000
Barry Hirsch Trustee	$20,041	$70,000
Robert A. Kavesh Trustee	$20,041	$70,000
Howard A. Mileaf Trustee	$20,041	$70,000
John P. Rosenthal(1) Trustee	$20,041	$70,000
William E. Rulon Trustee	$20,041	$70,000
Cornelius T. Ryan Trustee	$20,449	$74,500
Tom Decker Seip Trustee	$17,958	$62,500
Candace L. Straight Trustee	$20,041	$70,000
Peter P. Trapp Trustee	$17,958	$64,500
Trustees who are "Interested Persons"
Edward I. O'Brien Trustee	$20,041	$70,000
Jack L. Rivkin Trustee	$0	$0
Peter E. Sundman Trustee	$0	$0

______________

(1) Mr. Rosenthal no longer serves as a Trustee due to his death on March 27, 2004.

At _______, 2004, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust as of December 31, 2003	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2003
Independent Trustees
John Cannon	None	$50,001 - $100,000
Faith Colish	None	Over $100,000
Walter G. Ehlers	None	Over $100,000
C. Anne Harvey	None	$50,001 - $100,000
Barry Hirsch	None	Over $100,000
Robert A. Kavesh	None	$10,001 - $50,000
Howard A. Mileaf	None	Over $100,000
John P. Rosenthal(1)	None
William E. Rulon	None	Over $100,000
Cornelius T. Ryan	None	Over $100,000
Tom Decker Seip	None	$1 - $10,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	$10,001 - $50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	None	Over $100,000
Jack L. Rivkin	None	$1-$10,000
Peter E. Sundman	None	Over $100,000

______________

(1) Mr. Rosenthal no longer serves as a Trustee due to his death on March 27, 2004.

Independent Trustees Ownership of Securities

No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc. ("Lehman"), which controls the Neuberger Berman entities.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John Cannon	N/A	N/A	N/A	$0	N/A
Faith Colish	N/A	N/A	N/A	$0	N/A
Walter G. Ehlers	N/A	N/A	N/A	$0	N/A
C. Anne Harvey	N/A	N/A	N/A	$0	N/A
Barry Hirsch	N/A	N/A	N/A	$0	N/A
Robert A. Kavesh	N/A	N/A	N/A	$0	N/A
Howard A. Mileaf	N/A	N/A	N/A	$0	N/A
John P. Rosenthal(1)	N/A	N/A	N/A	$0	N/A
William E. Rulon	N/A	N/A	N/A	$0	N/A
Cornelius T. Ryan	N/A	N/A	N/A	$0	N/A
Tom Decker Seip	N/A	N/A	N/A	$0	N/A
Candace L. Straight	N/A	N/A	N/A	$0	N/A
Peter P. Trapp	N/A	N/A	N/A	$0	N/A

______________

(1) Mr. Rosenthal no longer serves as a Trustee due to his death on March 27, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Fund are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued through separate accounts of life insurance companies (the "Life Companies") and Qualified Plans. [As of ___________, 2004, the separate accounts of the Life Companies and Qualified Plans were known to the Board of Trustees and the management of the Trust to own of record all shares of the Fund.] A control person may be able to take actions regarding the Fund without the consent or approval of shareholders.

[As of ___________ 2004, no individual separate account of the Life Companies or the Qualified Plans owned of record or beneficially 5% or more of the shares of the Fund.]

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Neuberger Berman is an investment management firm with headquarters in New York. The firm's focus is on U.S. fixed income, equity and balanced fund management. Total assets under management by Neuberger Berman and its Neuberger Berman affiliates were over $70.5 billion as of December 31, 2003. Founded in 1939 to manage portfolios for high net worth individuals, the firm entered the mutual fund management business in 1950, and began offering active management for pension funds and institutions in the mid-1970s. Most money managers that come to the Neuberger Berman organization have at least fifteen years of experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

NB Management serves as the Fund's investment manager pursuant to a Management Agreement ("Management Agreement") dated ___________, 2004, that was approved by the Trustees on ___________, 2004.

The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, but NB Management has no current plans to pay a material amount of such compensation.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Several individuals who are directors, officers or employees of NB Management and/or Neuberger Berman also serve as Trustees and/or officers of the Trust. See "Trustees and Officers." NB Management provides similar facilities and services to the Fund pursuant to an administration agreement dated ___________, 2004 (the "Administration Agreement").

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

For administrative services, the Fund pays NB Management a fee at the annual rate of 0.30% of average daily net assets. In addition, the Fund pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses.

The Management and Administration Agreements each continue until [___________, 2005]. Each Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund. The Management Agreement is terminable with respect to the Fund without penalty on 60 days' prior written notice either by the Trust or by NB Management. The Administration Agreement is terminable with respect to the Fund without penalty by NB Management upon at least 120 days' prior written notice to the Fund, and by the Fund if authorized by the Trustees, including a majority of the Independent Trustees, on at least 30 days' prior written notice to NB Management. Each Agreement terminates automatically if it is assigned.

Expense Limitations

[NB Management has contractually undertaken to limit the Fund's expenses through ___________, 2007 by reimbursing the Fund for its total operating expenses (excluding the compensation of NB Management, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), that exceed, in the aggregate, 1.10% per annum of the Fund's average daily net asset value.]

The Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, brokerage commissions, transaction costs and extraordinary expenses) to exceed an annual rate of 1.10%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

The effect of any expense limitation by NB Management is to reduce operating expenses of the Fund and thereby increase total return. There can be no assurance that these expense limitation agreements will be continued or be extended beyond the period indicated.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are wholly owned by Lehman Brothers Holdings Inc. ("Lehman") a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc., who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Jack L. Rivkin, and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Trustees and officers of the Trust.

Lehman is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman's address is 745 Seventh Avenue, New York, New York 10019.

[According to a Schedule 13G jointly filed on [February 10, 2004] by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 13,744,899 shares of common stock of Lehman solely for investment purposes and have sole voting power with respect to 6,704,335 of such shares, shared voting power with respect to 1,352,064 of such shares, sole dispositive power with respect to 13,742,799 shares and shared dispositive power with respect to 2,100 shares, and (b) 13,725,582 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, New York 10104.]

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to the Fund, pursuant to a Sub-Advisory Agreement dated _____________, 2004 ("Sub-Advisory Agreement") that was approved by the Trustees on _____________, 2004.

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman from time to time provides to its officers and employees for use in managing client accounts, as NB Management reasonably requests. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This research staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that the services rendered by Neuberger Berman will be paid for by NB Management on the basis of the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as a sub-adviser for all of the other investment companies advised by NB Management.

The Sub-Advisory Agreement continues with respect to the Fund until [__________, 2006], and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice to the Fund. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other registered investment companies referred to below ("Other NB Funds"), and other managed accounts) and personnel of Neuberger Berman and the Neuberger Berman affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of outstanding shares of public companies.

Board Consideration of the Management and Sub-Advisory Agreements

[In approving the Management and Sub-Advisory Agreements, the Board evaluated whether the Agreements were in the best interests of the Fund and its shareholders. The Board primarily considered, with respect to the Fund, the nature and quality of the services to be provided under the Agreement and the overall fairness of the agreements to the Fund. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data and met with the consultant to discuss the proper interpretation of that data.]

[With respect to the overall fairness of the Agreements, the Board primarily considered __________.]

[These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management.]

Investment Companies Advised

NB Management currently serves as investment manager of the following investment companies, which had aggregate net assets of over $ [____] billion, as of [___________, 2004]. Neuberger Berman acts as sub-adviser to these investment companies.

Name

Neuberger Berman Cash Reserves
Neuberger Berman Century Fund
Neuberger Berman Dividend Advantage Fund, Inc.
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Government Money Fund
Neuberger Berman Guardian Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Institutional Cash Fund
Neuberger Berman International Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive Fund
Neuberger Berman Strategic Income Fund
Neuberger Berman Advisers Management Trust
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Income Fund Inc.
Neuberger Berman Realty Income Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
Neuberger Berman Income Opportunity Fund Inc.

The investment decisions concerning the Fund and the other registered investment companies referred to above (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

DISTRIBUTION ARRANGEMENTS

The Fund offers one Class of shares designated as Class S shares.

Distributor

NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund shares, which are sold with a 0.25% distribution (12b-1) fee.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's shares and bears all advertising and promotion expenses incurred in the sale of the Fund's shares. Shares of the Fund are continuously offered to variable annuity contracts or variable life insurance policies issued by participating insurance companies.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund. The Distribution Agreement and the Distribution and Shareholder Services Agreement ("Distribution Agreements") are dated __________, 2004 and continue until __________, 200[_]. The Distribution Agreements may be renewed annually thereafter if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreement.

A. Distribution and Shareholder Services Plan (Class S)

The Fund is subject to a Distribution and Shareholder Services Plan (the "Plan"). The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Fund. Under the Plan, NB Management receives from the Fund a fee at the annual rate of 0.25% of that Fund's average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares). NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund and its Class S shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Fund; delivery and responding to inquires with regard to Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Fund (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners' votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting Shares purchased and redeemed and Share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund, including questions respecting Variable Contract owners' interests in the Fund; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

[Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its. To the extent the Plan allows the Fund to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.]

The Plan continues until __________, 200[_]. The Plan is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above. The Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Fund is calculated by subtracting total liabilities from total assets. The Fund's per share NAV is calculated by dividing its NAV by the number of shares outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees believe accurately reflects fair value.

Suspension of Redemptions

The Fund is normally open for business each day the NYSE is open ("Business Day"). The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders; provided that applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectuses. Further, the Fund may make payment in whole or in part in securities if a redeeming shareholder so requests. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but may do so in the circumstances described above in accordance with procedures adopted by the Board of Trustees.

Market Timing

As noted in the Fund's prospectuses, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Under certain circumstances, the Fund reserves the right to reject any exchange or investment order; or change, suspend or revoke the exchange privilege.

Although Neuberger Berman Management monitors for excessive short-term trading activity, the ability to monitor trades that are placed by variable contract owners and qualified plan participants is severely limited. Monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or qualified plan administrators, which cannot be assured. Accordingly, there can be no assurance that the Fund or Neuberger Management will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its share of its net investment income, any net realized capital gains and any net realized gains from foreign currency transactions, if any, earned or realized by it. The Fund calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. The Fund's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses. Net investment income and net gains and losses are reflected in the Fund's NAV until they are distributed.

ADDITIONAL TAX INFORMATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

Subchapter M

To continue to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to the Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts (collectively, "Hedging Instruments")) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer (together with the 50% requirement, the "Diversification Requirement"). The Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. To avoid application of the Excise Tax, the Fund intends to make distributions in accordance with the calendar year requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.

Section 817(h)

The Fund serves as the underlying investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of the life insurance companies which may or may not be affiliated. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Fund), which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. Failure to satisfy those standards would result in imposition of Federal income tax on a Variable Contract owner with respect to the increase in the value of the Variable Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

The Fund will be managed with the intention of complying with these diversification requirements. It is possible that in order to comply with these requirements less desirable investment decisions may be made which would affect the investment performance of the Fund.

Tax Aspects of the Investments of the Fund

Dividends, interest, and in some cases, capital gains received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The use by the Fund of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by the Fund with respect to its business of investing in securities or foreign currencies, will generally qualify as permissible income under the Income Requirement.

Exchange-traded futures contracts, certain options, and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Fund must distribute to meet the Distribution Requirement and to avoid imposition of the excise tax.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund's shares.

PORTFOLIO TRANSACTIONS

Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") acts as the Fund's principal broker to the extent a broker is used in the purchase and sale of portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger or Lehman Brothers is capable of providing best execution. Neuberger Berman and Lehman Brothers receive brokerage commissions for these services. Transactions in portfolio securities for which Neuberger Berman or Lehman Brothers serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

To the extent a broker is not used, purchases and sales of portfolio securities generally are transacted with the issuers, underwriters, or dealers serving as primary market-makers acting as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund's policy is to seek best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and may consider the brokerage and research services they provide to the Fund or NB Management. Some of these research services may be of value to NB Management in advising its various clients (including the Fund) although not all of these services are necessarily used by NB Management in managing the Fund. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services, although no Fund has a current arrangement to do so. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or may otherwise deal with any dealer in connection with the acquisition of securities in underwritings. Each of the broker-dealers NB Management uses appears on a list and each has been reviewed as to its creditworthiness.

The Fund may, from time to time, loan portfolio securities to Neuberger Berman Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

A committee of Independent Trustees from time to time reviews, among other things, information relating to securities loans by the Fund.

In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, however, no affiliate of any Fund receives give-ups or reciprocal business in connection with their securities transactions.

The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934 ("Section 11(a)"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts that they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Board of Trustees has expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to Neuberger Berman and Lehman Brothers must, in NB Management's judgment be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability, and (2) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman or Lehman Brothers considered by a majority of the Independent Trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interest to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase or sale of securities for the Fund's account, unless an appropriate exemption is available.

A committee of Independent Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brother exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews confirmations of each agency cross-trade that the Fund participate in.

The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by those brokers, and the willingness of particular brokers to sell the Variable Contracts issued by the Life Companies.

A committee, comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of the Fund and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; and (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services provide the Fund with benefits by supplementing the information otherwise available to NB Management. That research information may be used by NB Management in servicing their respective funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research information received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers executing portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

CODES OF ETHICS

The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions, including transactions involving Fund shares, of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund.

Text-only versions of the Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at . You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Code of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), divided by the month-end average monthly value of such securities owned by the Fund during the year.

PROXY VOTING

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (ISS) to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Beginning September 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's report shows the investments owned by it and the market values thereof and provides other information about the Fund and its operations. In addition, the report contains the Fund's financial statements.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

The Fund

The Fund is a separate series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has [thirteen] separate series, including the Fund (each, a "Portfolio"). The Trustees may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

NB Management and Neuberger Berman serve as investment manager and sub-adviser, respectively, to other mutual funds, and the investments for the Portfolios are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Portfolio and are offered directly to the public by means of separate prospectuses. These other mutual funds are not part of the Trust. You should be aware that each Portfolio is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Portfolios may vary from those of the other mutual funds with similar names.

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shareholder Meetings. The Trustees do not intend to hold annual meetings of shareholders of the Fund. The Trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Fund.

Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash. State Street also serves as the Fund's Transfer Agent and shareholder servicing agent, administering purchases and redemptions of Trust shares through its Boston Service Center.

INDEPENDENT AUDITORS

The Fund has selected [___________] as the independent auditors who will audit its financial statements.

LEGAL COUNSEL

The Fund has selected Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006 as legal counsel.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Fund.

Statements contained in this SAI and Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund was new as of the date of this SAI and had no financial statements.

APPENDIX A
RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries;
-	High rates of return on funds employed;
-	Conservative capitalization structures with moderate reliance on debt and ample asset protection;
-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
POST-EFFECTIVE AMENDMENT NO. 46 ON FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits
Exhibit Number	Description
(a) (1)	Trust Instrument of Registrant.[1]
(2)	Amended and Restated Certificate of Trust of the Registrant.[8]
(3)	Amendment to Trust Instrument dated November 9, 1998.[8]
(4)	Schedule A to Trust Instrument of Registrant designating Series of Registrant.[15]
(5)	Schedule A to Trust Instrument of Registrant designating Series of Registrant -- to be filed by amendment.
(b) (1)	By-laws of Registrant.[1]
(2)	Amendment to By-laws dated November 11, 1997.[5]
(3)	Amendment to By-laws dated November 9, 1998.[8]
(c) (1)	Trust Instrument of Registrant, Articles IV, V and VI.[1]
(2)	By-laws of Registrant, Articles V, VI and VIII.[1]
(d) (1)	Form of Management Agreement Between Registrant and Neuberger Berman Management Inc.[17]
(2)	Form of Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with Respect to Registrant.[17]
(3)	Amended Schedules to Management Agreement Between Registrant and Neuberger Berman Management Inc. -- to be filed by amendment.

Exhibit Number	Description
(4)	Amended Schedule A to Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with Respect to Registrant -- to be filed by amendment.
(e) (1)	Form of Distribution Agreement Between Registrant and Neuberger Berman Management Inc. for Class I Shares. [17]
(2)	Form of Distribution and Services Agreement Between Registrant and Neuberger Berman Management Inc. for Class S Shares. [17]
(3)	Amended Schedule A to Distribution and Services Agreement Between Registrant and Neuberger Berman Management Inc. for Class S Shares -- to be filed by amendment.
(f)	Bonus or Profit Sharing Contracts. None.
(g) (1)	Custodian Contract Between Registrant and State Street Bank and Trust Company.[2]
(2)	Letter Agreement adding the International Portfolio of Registrant to the Custodian Contract.[1]
(3)	Schedule A to the Custodian Contract designating approved foreign banking institutions and securities depositories.[11]
(4)	Custodian Fee Schedule.[3]
(5)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement.[4]
(6)	Schedule designating Series of Registrant subject to Custodian Contract.[7]
(7)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement.[7]

Exhibit Number	Description
(8)	Letter Agreement adding the Regency Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement. [13]
(9)	Letter Agreement adding the Fasciano and Focus Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement. [14]
(10)	Letter Agreement adding the Real Estate Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement. [15]
(11)	Letter Agreement adding the High Income Bond Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement -- to be filed by amendment.
(h) (1)	Transfer Agency Agreement Between Registrant and State Street Bank and Trust Company.[2]
(2)	Administration Agreement for I Class Shares Between Registrant and Neuberger Berman Management Inc. [14]
(3)	Administration Agreement for S Class Shares Between Registrant and Neuberger Berman Management Inc. [16]
(4)	Form of Fund Participation Agreement.[11]
(5)	Letter Agreement adding the International Portfolio of Registrant to the Transfer Agency Agreement.[1]
(6)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Transfer Agency Agreement.[4]
(7)	Expense Limitation Agreement between Registrant, on behalf of the Mid-Cap Growth and Guardian Portfolios, and Neuberger Berman Management Inc.[11]

Exhibit Number	Description
(8)	Schedule designating series of Registrant subject to the Transfer Agency Agreement.[7]
(9)	Expense Limitation Agreement between Registrant, on behalf of the Socially Responsive Portfolio, and Neuberger Berman Management, Inc.[11]
(10)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Transfer Agency Agreement.[7]
(11)	Expense Limitation Agreement between Registrant, on behalf of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios, and Neuberger Berman Management Inc.[14]
(12)

Expense Limitation Agreement between Registrant, on behalf of the Fasciano, Focus, Guardian, International, Regency, Liquid Asset, MidCap Growth, Socially Responsive and REIT Portfolios, and Neuberger Berman Management Inc. [16]

(13)	Form of Distribution and Administrative Services Agreement on behalf of Registrant. [17]
(14)	Form of Services Agreement on behalf of Registrant. [17]
(15)	Amended Schedules of Administration Agreement for S Class Shares Between Registrant and Neuberger Berman Management Inc. -- to be filed by amendment.
(16)	Letter Agreement adding the High Income Bond Portfolio of Registrant to the Transfer Agency Agreement.[7]
(17)	Expense Limitation Agreement between Registrant, on behalf of the High Income Bond Portfolio, and Neuberger Berman Management Inc. -- to be filed by amendment.
(j) (1)	Consent of Dechert LLP -- to be filed by amendment.

Exhibit Number	Description
(j) (2)	Consent of Independent Auditors -- to be filed by amendment.
(k)	Financial Statements Omitted from Prospectus. None.
(l)	Initial Capital Agreements. None.
(m) (1)	Plan Pursuant to Rule 12b-1 (non-fee). [14]
(2)	Plan Pursuant to Rule 12b-1 (Class S). [16]
(3)	Amended Plan Pursuant to Rule 12b-1 (Class S) -- to be filed by amendment.
(n) (1)	Rule 18f-3 Plan. [16]
(p) (1)	Code of Ethics.[11]
(2)	Amended and Restated Code of Ethics. [14]

_________________

1.	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000091.
2.	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-96-000107.
3.	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000094.
4.	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000256.
5.	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000094.

6.	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000180.
7.	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000266.
8.	Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-99-000074.
9.	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000891554-99-000822.
10.	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-001512.
11.	Incorporated by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-003567.
12.	Incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-00-000027.
13.	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-01-500090.
14.	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000950136-02-001220.
15.	Incorporated by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001145236-02-000157.
16.	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001206774-02-000046.
17.	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001206774-02-000046.

Item 24. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant

Item 25. Indemnification:

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding ("Action") in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, of the Registrant ("Independent Trustees"), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Advisers Managers Trust and Neuberger Berman Management Incorporated ("NB Management") provides that neither NB Management nor any director, officer or employee of NB Management performing services for any Series of Advisers Managers Trust (each a "Portfolio") at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to Advisers Managers Trust or a Series of Advisers Managers Trust or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a Trustee or officer of Advisers Managers Trust against any liability to Advisers Managers Trust or a Series or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Advisers Managers Trust.

Section 1 of the Sub-Advisory Agreement between Advisers Managers Trust and Neuberger Berman, LLC ("Sub-Adviser") provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any Series of Advisers Managers Trust or its interest holders in connection with the matters to which the Agreement relates.

Section 9.1 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management in good faith and with due care in accordance with such instructions, or with the advice or opinion, of legal counsel for a Portfolio of the Trust or for the Administrator in respect of any matter arising in connection with the Administration Agreement. NB Management shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by a Portfolio or such legal counsel which NB Management believes to be genuine and to have been signed by the proper person or persons, and NB Management shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Portfolio. Section 12 of the Administration Agreement provides that each Portfolio of the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement with respect to such Portfolio; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement with respect to such Portfolio; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Portfolio; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Portfolio, and not from assets belonging to any other Portfolio of the Registrant. Section 13 of the Administration Agreement provides that NB Management will indemnify each Portfolio of the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Portfolio of the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. A Portfolio of the Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Portfolio or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 10(f) of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Portfolio for the Registrant's performance of the Agreement by the Registrant on behalf of such Portfolio, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Adviser and Sub-Adviser

Information as to the directors and officers of Neuberger Berman Management Inc. ("NB Management"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NB Management in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8259) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Neuberger Berman, LLC (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-3908) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 27. Principal Underwriters

(a) Neuberger Berman Management Inc., the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Equity Funds
Neuberger Berman Income Funds

NB Management is also the investment adviser to the master funds in which each of the above-named investment companies invest.

(b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV, filed by NB Management with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-8259).

(c) No commissions or compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and Bylaws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

Item 29. Management Services

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 1st day of June, 2004.

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST
By: /s/ Barbara Muinos_______________
Barbara Muinos

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to the Registration Statement of Neuberger Berman Advisers Management Trust has been signed below by the following trustees and officers of the Registrant in the capacities and on the date indicated.

Signature	Title	Date

/s/	Chairman and Trustee	June 1, 2004
Peter Sundman*	(Chief Executive Officer)

/s/ Barbara Muinos	Treasurer	June 1, 2004
Barbara Muinos	(Principal Financial and
Accounting Officer)

/s/	Trustee	June 1, 2004
John Cannon*

/s/	Trustee	June 1, 2004
Faith Colish*

/s/	Trustee	June 1, 2004
Walter G. Ehlers*

/s/	Trustee	June 1, 2004
C. Anne Harvey*

/s/	Trustee	June 1, 2004
Barry Hirsch*

/s/	Trustee	June 1, 2004
Robert A. Kavesh*

/s/	Trustee	June 1, 2004
Howard A. Mileaf*

/s/	Trustee	June 1, 2004
Edward I. O'Brien*

/s/	Trustee	June 1, 2004
Jack L. Rivkin*	(President)

/s/	Trustee	June 1, 2004
William E. Rulon*

/s/	Trustee	June 1, 2004
Cornelius T. Ryan*

/s/	Trustee	June 1, 2004
Tom Decker Seip*

/s/	Trustee	June 1, 2004
Candace L. Straight*

/s/	Trustee	June 1, 2004
Peter P. Trapp*

*	By: /s/ Barbara Muinos
Barbara Muinos
Attorney-in-Fact**

** Pursuant to Powers of Attorney filed for Peter Sundman, John Cannon, Faith Colish, Walter G. Ehlers, C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William E. Rulon, Cornelius T. Ryan, Tom Decker Seip, Candace L. Straight, and Peter P. Trapp, as part of Post-Effective Amendment No. 41 to Registrant's Registration Statement. Pursuant to Powers of Attorney filed for Jack L. Rivkin as part of Post-Effective Amendment 42 to Registrant's Registration Statement.

EXHIBIT INDEX
Exhibit Number	Name of Exhibit

None